Exhibit 32.1

Certification of

INDEPENDENT BANCSHARES, INC.

Pursuant to 18 U.S.C. Section 1350

(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Independent BancShares, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2007 (the “Report”), I, Mark A. Imes, President and Chief Executive Officer of the Company and I, Dennis M. Clarke, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Imes	/s/ Mark A. Imes
Mark A. Imes	Dennis M. Clarke
President and Chief Executive Officer	Chief Financial Officer

Date: August 7, 2007	Date: August 7, 2007